File No. 333-           Commission file number:


                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  June 27, 2003
     .......................................................................
                Date of Report (Date of earliest event reported)

                               PRACTICEXPERT, INC.
     .......................................................................
             (Exact name of registrant as specified in its charter)

                                     Nevada
                             ......................
                 (State or other jurisdiction of incorporation)

                                   87-0622329
                             ......................
                        (IRS Employer Identification No.)

              4130 Cahuenga Blvd, Suite 215, Toluca Lake, CA 91602
     .......................................................................
               (Address of principal executive offices) (Zip Code)

                                 (818) 655-9945
     .......................................................................
               Registrant's telephone number, including area code
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On June 27, 2003, PracticeXpert, Inc. ("PracticeXpert") (formerly known as Thaon Communications, Inc.) and Steve Aquavia, ("Aquavia") entered into a stock purchase agreement (the "Agreement") for the sale of all of the issued and outstanding stock of The Clover, Inc., a Nevada corporation, a wholly owned subsidiary of PracticeXpert, to Mr. Steve Aquavia, a former member of PracticeXpert's Board of Directors. This transaction was passed upon and approved by a majority of PracticeXpert's Board of Directors, with Mr. Aquavia abstaining from the vote.

Pursuant to the Agreement, Practicexpert sold 1,000,000 shares of The Clover, Inc., common stock, which is all of the issued and outstanding stock of The Clover, Inc., for consideration of 100,000 shares of PracticeXpert common stock owned by Mr. Aquavia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

(Name of Registrant)

PRACTICEXPERT, INC.

Date:  July 10, 2003                              /s/ Jonathan Doctor
                                                 ----------------------
                                                 By: Jonathan Doctor
                                                 Its: CEO, Director